Exhibit 10.21
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of December 20, 2007, is among REINSURANCE GROUP OF AMERICA, INCORPORATED, a Missouri corporation (the “Company” and a “Loan Party”), REINSURANCE COMPANY OF MISSOURI, INCORPORATED, RGA REINSURANCE COMPANY, RGA LIFE REINSURANCE COMPANY OF CANADA, RGA REINSURANCE COMPANY (BARBADOS) LTD., RGA AMERICAS REINSURANCE COMPANY, LTD., RGA WORLDWIDE REINSURANCE COMPANY, LTD., RGA GLOBAL REINSURANCE COMPANY, LTD., and RGA INTERNATIONAL REINSURANCE COMPANY LIMITED (each a “Loan Party” and, together with the Company, the “Loan Parties”), the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this First Amendment, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
R E C I T A L S:
     A. The Loan Parties, the Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, and ABN AMRO Bank N.V., The Bank of New York, The Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch, and KeyBank National Association, collectively as Co-Documentation Agents, and several Lenders party thereto entered into that certain Credit Agreement dated as of September 24, 2007 (as the same may be amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     B. The Borrower has advised the Administrative Agent that it desires to amend the Credit Agreement to modify certain terms and conditions under the Credit Agreement.
     C. The Required Lenders parties to this First Amendment are willing to agree to the above-described amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Loan Parties, set forth herein.
     NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions, and in reliance upon the representations and warranties, in each case contained herein, the parties hereto agree hereby as follows:
ARTICLE I
Amendment
     Section 1.01 Amendment to Definition in Section 1.01. Effective as of the Effective Date (as defined in Section 4.05), the definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is amended by (i) relettering clause (s) as clause (t), (ii) deleting the word “and” at the end of clause (r) and (iii) inserting the following new clause (s):
     (s) to secure Indebtedness of the Company or any Subsidiary permitted under Section 7.03 and incurred in connection with the Alternative Reserve Agreements for Parkway Reinsurance Company (which is a Captive Subsidiary), any Lien on the following:
     (i) Investments and cash balances of the Company or any Subsidiary party to such Alternative Reserve Agreements;
     (ii) the Company’s or a Subsidiary’s rights in such Alternative Reserve Agreements and other agreements executed in connection therewith; and
     (iii) the Equity Interests of Parkway Reinsurance Company; and

ARTICLE II
Conditions Precedent
     Section 2.01 Conditions Precedent. The parties hereto agree that this First Amendment and the amendment to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:
     (a) Execution and Delivery of this First Amendment. The Administrative Agent shall have received a copy of this First Amendment executed and delivered by each Loan Party and by the Required Lenders.
     (b) Representations and Warranties. Each of the representations and warranties made in this First Amendment shall be true and correct on and as of the Effective Date as if made on and as of such date, both before and after giving effect to this First Amendment.
     (c) Loan Documents. The Administrative Agent shall have received all such Loan Documents as may be deemed necessary or advisable by the Administrative Agent.
     (d) Resolutions. The Administrative Agent shall have received a certified resolution of the Board of Directors of each of the Loan Parties authorizing the execution, delivery and performance of this First Amendment.
     (e) Fees and Expenses. The Borrower shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this First Amendment and all transaction contemplated hereby and thereby.
     (f) Other Documents and Instruments. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
ARTICLE III
Representations and Warranties
     Section 3.01 Representations and Warranties. To induce the Administrative Agent and the several Lenders parties hereto to enter into this First Amendment and to grant the amendments contained herein, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) Authorization; No Contravention. The execution, delivery and performance by each of the Loan Parties of this First Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any Organizational Documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under any material Contractual Obligation to which any Loan Party is a party or the properties of such Loan Party or any of its Material Subsidiaries or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party is a party or its property is subject, or (iii) violate any Law.
     (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this First Amendment.
     (c) No Default. After giving effect to this First Amendment, no Default exists under any of the Loan Documents. No Loan Party is in default under or with respect to (i) its Organizational Documents or (ii) any material Contractual Obligation of such Person.
     (d) Binding Effect. This First Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Loan Parties, enforceable against such Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

     (e) Representations and Warranties. The representations and warranties set forth in Article V of the Credit Agreement (other than Section 5.06 of the Credit Agreement) and the other Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the amendments contemplated in this First Amendment, as if such representations and warranties were being made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
ARTICLE IV
Miscellaneous
     Section 4.01 Ratification of Loan Documents. Except for the specific amendments expressly set forth in this First Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this First Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document.
     Section 4.02 Fees and Expenses. The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this First Amendment, and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.
     Section 4.03 Headings. Article, section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.
     Section 4.04 Applicable Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
     Section 4.05 Counterparts and Effective Date. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment shall become effective when the Administrative Agent has received counterparts of this First Amendment executed by the Loan Parties and the Required Lenders and each of the conditions precedent set forth in Article II above has been satisfied (the “Effective Date”).
     Section 4.06 Confirmation of Loan Documents. As a material inducement to the Lenders to agree to amend the Credit Agreement as set forth herein, the Loan Parties hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, and (ii) agree that the execution, delivery and performance of this First Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents.
     Section 4.07 References to the Credit Agreement. Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.
     Section 4.08 Final Agreement. THIS FIRST AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Effective Date.

LOAN PARTIES: REINSURANCE GROUP OF AMERICA, INC. REINSURANCE COMPANY OF MISSOURI INCORPORATED RGA REINSURANCE COMPANY
By:	/s/ Todd C. Larson
	Name:	Todd C. Larson
	Title:	Senior Vice President, Controller & Treasurer of each Person listed above

RGA LIFE REINSURANCE COMPANY OF CANADA
By:	/s/ Alain Neemeh
	Name:	Alain Neemeh
	Title:	President and Chief Executive Officer

By:	/s/ Alka Gautam
	Name:	Alka Gautam
	Title:	Vice President, Client Services and Chief Financial Officer

RGA REINSURANCE COMPANY (BARBADOS), LTD. RGA AMERICAS REINSURANCE COMPANY, LTD. RGA WORLDWIDE REINSURANCE COMPANY, LTD.
By:	/s/ Todd Larson
	Name:	Todd C. Larson
	Title:	Senior Vice President & Treasurer of each Person listed above

RGA GLOBAL REINSURANCE COMPANY, LTD.
By:	/s/Paul Nitsou
	Name:	Paul Nitsou
	Title:	Senior Vice President

RGA INTERNATIONAL REINSURANCE COMPANY LIMITED
By:	/s/ Edna Murphy
	Name:	Edna Murphy
	Title:	Director and General Manager

ADMINISTRATIVE AGENT, SYNDICATION AGENT, CO-DOCUMENTATION AGENTS, SWING LINE LENDER, L/C ISSUER AND LENDERS: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Aamir Saleem
	Name:	Aamir Saleem
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Shelly Harper
	Name:	Shelly Harper
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender
By:	/s/ Karen Hanke
Karen Hanke
Director

ABN AMRO BANK N.V., as a Co-Documentation Agent and as a Lender
By:	/s/ Michael DeMarco
	Name:	Michael DeMarco
	Title:	Vice President

By:	/s/ Andrew C. Salerno
	Name:	Andrew C. Salerno
	Title:	Director

THE BANK OF NEW YORK, as Co-Documentation Agent and as a Lender
By:	/s/ Thomas McGinley
	Name:	Thomas McGinley
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. NEW YORK BRANCH, as Co-Documentation Agent and as a Lender
By:	/s/ Chimie T. Pemba
	Name:	Chimie T. Pemba
	Title:	Authorized Signatory

KEYBANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender
By:	/s/ Mary K. Young
	Name:	Mary K. Young
	Title:	Senior Vice President

LANDESBANK HESSEN-THURINGGEN NEW YORK BRANCH, as a Lender
By:	/s/ Samuel W. Bridges
	Name:	Samuel W. Bridges
	Title:	Senior Vice President

By:	/s/s Irina Rakhlis
	Name:	Irina Rakhlis
	Title:	Assistant Vice President

SOCIETE GENERALE, as a Lender
By:	/s/ William Aishton
	Name:	William Aishton
	Title:	Vice President

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Sebastian Rocco
	Name:	Sabastian Rocco
	Title:	Managing Director

By:	/s/ Charles Kornberger
	Name:	Charles Kornberger
	Title:	Managing Director

CREDIT SWISSE CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Markus Frenzen
	Name:	Markus Frenzen
	Title:	Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ John S. McGill
	Name:	John S. McGill
	Title:	Director

By:	/s/ Valerie Shapiro
	Name:	Valerie Shapiro
	Title:	Assistant Vice President

USB AG STAMFORD BRANCH, as a Lender
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Assistant Director

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Evan Glass
	Name:	Evan Glass
	Title:	Authorized Signatory